Subsequent Events (Q2)	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
Note 10.     Subsequent Events

On June 27, 2018, the Company entered into an agreement and plan of merger with Foothills Bancorp, Inc. ("Foothills Bancorp"), a Tennessee corporation and Foothills Bank and Trust, a Tennessee-chartered commercial bank and wholly owned subsidiary of Foothills Bancorp .
Under the terms of the merger agreement, at the effective time of the merger, each outstanding share of Foothills Bancorp common stock will be converted into the right to receive $1.75 in cash and 0.666 shares of SmartFinancial common stock, (the "Stock Consideration"). As of June 26, 2018, Foothills Bancorp had 1,776,925 shares of common stock outstanding.
The merger agreement contains customary representations, warranties, and covenants by all parties. Conditions to each party's obligation to consummate the Merger include the following, as well as other customary conditions: (1) approval of the merger Agreement by the holders of Foothills Bancorp common stock, (2) approval of the merger by regulatory authorities, (3) effectiveness of a registration statement for the shares issued as Stock Consideration, and (4) authorization to list the shares to be issued as Stock Consideration on the Nasdaq Capital Market. Conditions to SmartFinancial's obligation to consummate the merger include holders of not more than 10% of the outstanding shares of Foothills Bancorp common stock having perfected and not withdrawn or lost their rights to dissent from the Merger.
The merger agreement provides certain termination rights for both SmartFinancial and Foothills Bancorp and further provides that, upon termination of the merger agreement under certain circumstances, Foothills Bancorp will be obligated to pay SmartFinancial a termination fee of $1,450,000.